UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FSI International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 1/16/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
PROXY STATEMENT, ANNUAL REPORT AND NOTICE OF ANNUAL MEETING
To view this material, have the 12-digit Control #(s) available and visit: www.investorEconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.
To facilitate timely delivery please make the request as instructed below on or before 1/2/08.
To request material:     Internet: www.investorEconnect.com          Telephone: 1-800-579-1639          **Email: sendmaterial@investorEconnect.com
**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

FSI INTERNATIONAL,
INC.
3455 LYMAN BLVD.
CHASKA, MN 55318-
3052
FSI INTERNATIONAL, INC.
Vote In Person
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

The Annual Meeting for Shareholders of FSI as of 11/19/07
is to be held on 1/16/08 at 3:30 PM CST
at:	3455 Lyman Blvd.
Chaska, MN 55318-3052

To obtain directions to attend the Annual Meeting and vote in person, please call FSI Internationals, Inc. Investor Relations at 952-448-8922

Voting items
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:
1.	To elect two Class III directors to serve for the ensuing three years until the expiration of their term in 2011, or until their successors are duly elected and qualified.

2.	To act upon a proposal to approve the FSI International, Inc. 2008 Omnibus Stock Plan.

3.	To approve an amendment to our Employees Stock Purchase Plan to increase the aggregate number of shares of our Common Stock reserved for issuance under the Plan by 500,000.

4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending August 30, 2008.

5.	To transact such other business as may properly come before the meeting.